UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event Reported): September 7, 2005

                                  EQUINIX, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                       000-31293                   77-0487526
------------------        ---------------------------   ------------------------
(State or Other            (Commission File Number)         (I.R.S. Employer
 Jurisdiction of                                          Identification Number)
 Incorporation)


                                301 Velocity Way
                          Foster City, California 94404
                                 (650) 513-7000
--------------------------------------------------------------------------------
  (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

     On September 7, 2005, Equinix Operating Co., Inc., a Delaware Corporation and wholly-owned subsidiary of Equinix, Inc. ("Equinix") entered into a definitive purchase and sale agreement ("Agreement") with 1920 East Maple LLC, a Delaware limited liability company ("Seller"). The Agreement governs the purchase by Equinix of an existing, improved 107,000 square foot data center located in El Segundo, California. The purchase price was determined through negotiations between Equinix and Seller, and is approximately $34.5 million to be paid in cash at closing. The transaction is scheduled to close on or about September 15, 2005. Equinix intends to operate the premises as a data center consistent with other facilities they currently maintain. There is no material relationship between Equinix and Seller.

Item 2.02. Results of Operations and Financial Condition

     The information in Item 2.02 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On September 13, 2005, the Company issued a press release confirming our previously released guidance for 2005. A copy of the press release is attached as Exhibit 99.1.


Item 5.02.  Appointment of Principal Officers

     Renee F. Lanam will manage Equinix's expansion efforts and has been appointed the Company's Chief Development Officer. Keith D. Taylor has been appointed the Company's Chief Financial Officer. Both of these appointments became effective September 13, 2005. Prior to these appointments, Ms. Lanam served as the Company's Chief Financial Officer and Mr. Taylor served as the Company's Vice President, Finance and Chief Accounting Officer.

Item 9.01. Financial Statements and Exhibits

       (c) Exhibits.

       99.1 Press Release of Equinix, Inc. dated September 13, 2005, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EQUINIX, INC.


DATE:  September 13, 2005                 By: /s/  KEITH D. TAYLOR
                                              ---------------------

                                                   Keith D. Taylor
                                                   Chief Financial Officer